90003-P2

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED AUGUST 11, 2025 TO THE

SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

EACH DATED FEBRUARY 1, 2025

OF MARTIN CURRIE EMERGING MARKETS FUND

(THE “FUND”)

Effective on or about September 30, 2025 (the “Effective Date”), in connection with the cessation of operations of Martin Currie Inc. (“MCI”), the Fund’s subadviser, MCI will transfer its rights and obligations under an existing subadvisory agreement between MCI and Franklin Templeton Fund Adviser, LLC, the Fund’s investment manager, to its affiliate, Martin Currie Investment Management Limited (“MCIM”), and MCIM will become a subadviser to the Fund. Both MCI and MCIM are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. As of the Effective Date, MCIM will be renamed ClearBridge Investment Management Limited. In addition, as of the Effective Date, the Fund will be renamed ClearBridge Emerging Markets Fund.

The transfer will not result in any change in the nature or amount of services provided, or the fees payable, under the subadvisory agreement. In addition, the transfer will not result in any change to the manner in which the Fund’s portfolio is managed. On completion of the transfer on the Effective Date, the Fund’s current portfolio managers will continue to manage the Fund.

All changes described below are effective as of the Effective Date.

All references to “Martin Currie Emerging Markets Fund” in the Fund’s Summary Prospectus, Prospectus and SAI are removed and replaced with “ClearBridge Emerging Markets Fund”.

All references to “Martin Currie Inc.” or “Martin Currie” in the Fund’s Summary Prospectus, Prospectus and SAI are removed and replaced with “ClearBridge Investment Management Limited”.

The second paragraph of the section in the Fund’s Prospectus titled “More on fund management” is replaced with the following:

ClearBridge Investment Management Limited (“CIML” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for any portion of the fund’s cash and short-term instruments that is allocated to Western Asset Management Company, LLC (“Western Asset”). CIML has offices at 5 Morrison Street, Edinburgh, United Kingdom, EH3 8BH. CIML provides asset management services primarily for a global client base of financial institutions, charities, foundations, endowments, pension funds, family offices, government agencies and investment funds.

Please retain this supplement for future reference.

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